Exhibit 10.12(c)

June 1, 2016

Secor Capital Advisors L.P.

One Penn Plaza – Suite 4625

New York, New York 10119

Attention: Mr. Sanjay Malhotra

Re:     Management Agreement Renewal

Dear Mr. Malhotra:

We are writing with respect to your management agreement concerning the commodity pools to which reference is made below (the “Management Agreement”). We are extending the term of the Management Agreement through June 30, 2017 and all other provisions of the Management Agreement will remain unchanged.

•	Secor Master Fund L.P.
•	Emerging CTA Portfolio L.P.
•	MSSB Spectrum Technical L.P.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Patrick T. Egan at 522 Fifth Avenue – 7th Floor, New York, NY 10036 or fax to 866-428-9026. If you have any questions, I can be reached at 212-296-6808 or contact Jack Yuen at 212-296-1320.

Very truly yours,

CERES MANAGED FUTURES LLC

By:	/s/ Patrick T. Egan
Patrick T. Egan
President and Director

SECOR CAPITAL ADVISORS L.P.

By:	/s/ Raymond Iwanowski

Print Name:	Raymond Iwanowski

PE/kg